Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VUL

Supplement to:

Overture Encore! II

Prospectus Dated May 1, 2012

Supplement Dated May 1, 2026

The following is a list of Portfolio Companies available under the Policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time, and can be found online at ameritas.com/investments/fund-prospectuses.

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Investing to correspond with the returns of the S&P 500 Index. [1]	CVT S&P 500 Index Portfolio [2] Calvert Research and Management / Ameritas Investment Partners, Inc. [3]
Investing to correspond with the returns of the S&P MidCap 400 Index. [1]	CVT S&P MidCap 400 Index Portfolio, Class I [4] Calvert Research and Management / Ameritas Investment Partners, Inc. [3]
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio, Service Class 2 [5] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index. [1]	Fidelity® VIP Equity-Income PortfolioSM, Service Class 2 [4,5] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio, Initial Class [5,6] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio, Service Class 2 [5] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio, Service Class 2 [5] Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.

1	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
2	This portfolio is closed to new investments. Funds may remain invested in the Subaccount. Transfers or withdrawals from this portfolio cannot be reinvested in the portfolio.
3	Ameritas Investment Partners, Inc. is an affiliate of Ameritas Life.
4	Premiums or transfers will only be accepted into this portfolio from Policyowners already invested in this portfolio. Policyowners who remove all allocations from this portfolio will not be permitted to reinvest in this portfolio.
5	FIDELITY, Contrafund and Equity-Income are registered service marks of FMR LLC. Used with permission.
6	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with Ameritas Life of NY.

If you do not have a current prospectus, please contact Ameritas Life of NY at 877-280-6110.

IN 2951 NY 05-26